SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

☒ Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

August 6, 2003
Date of Report
(Date of earliest event reported)

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 Seventeenth Street, Suite 3300 Denver, Colorado 80202
(Address of principal executive offices)

Telephone Number (303) 295-3995
(Registrant’s telephone number)

Not applicable
(Former name and address)

ITEM 9.                             REGULATION FD DISCLOSURE

On August 6, 2003, Cimarex Energy Co. (NYSE XEC) announced second quarter financial and operating results.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBITS

C.            Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: August 6, 2003	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release